Exhibit 99.1

Investor Relations Contact:

Shanye Hudson, (510) 661-1600

shanye.hudson@seagate.com

Media Contact:

Karin Taylor, (408) 772-8279

karin.h.taylor@seagate.com

Seagate Announces Final Results of Exchange Offers and Consent Solicitations for Senior Notes

FREMONT, CA — June 27, 2025 — Seagate Technology Holdings plc (“Seagate”) (NASDAQ: STX) today announced the final results of the previously announced (i) offers to certain Eligible Holders (as defined below) to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes of the following eight series issued by Seagate HDD Cayman (“Seagate HDD”) (the “Old Notes”) for new notes to be issued by Seagate Data Storage Technology Pte. Ltd. (“SDST”) (the “New Notes”), and (ii) related solicitation of consents (each, a “Consent Solicitation” and collectively, the “Consent Solicitations”) by SDST from Eligible Holders to adopt certain proposed amendments (the “Proposed Amendments”) to each of the indentures governing the Old Notes (the “Existing Indentures”).

As of 5:00 p.m., New York City time, on June 26, 2025 (such date and time, the “Expiration Time”), an aggregate of $2,809,835,357 principal amount of Old Notes had been validly tendered (and consents thereby validly delivered) as set forth in the table below. Each Eligible Holder who validly tendered their Old Notes pursuant to an Exchange Offer is deemed to have validly delivered its consent in the corresponding Consent Solicitation with respect to the principal amount of such tendered Old Notes.

Title of Security	CUSIP No. / ISIN	Principal Amount Outstanding(1)	Principal Amount Tendered at Expiration Time(2)	Approximate Percentage of Outstanding Notes Tendered at Expiration Time
4.091% Senior Notes due 2029	81180WBC4 / US81180WBC47	$470,429,000	$430,913,000	91.60%
3.125% Senior Notes due 2029	81180WBF7 / US81180WBF77	$137,912,000	$99,828,000	72.39%
8.250% Senior Notes due 2029	81180WBN0 / US81180WBN02	$500,000,000	$492,014,000	98.40%
4.125% Senior Notes due 2031	81180WBD2 / US81180WBD20	$236,652,000	$213,235,000	90.10%
3.375% Senior Notes due 2031	81180WBE0 / US81180WBE03	$60,888,000	$44,848,000	73.66%
8.500% Senior Notes due 2031	81180WBP5 / US81180WBP59	$500,000,000	$470,683,000	94.14%
9.625% Senior Notes due 2032	81180WBM2 / US81180WBM29	$749,999,600	$730,705,357	97.43%
5.750% Senior Notes due 2034	81180WAN1 / US81180WAN11	$490,000,000	$327,609,000	66.86%

(1)	Reflects the principal amount of Old Notes outstanding as of May 28, 2025.
(2)

Reflects the aggregate principal amount of Old Notes that have been validly tendered prior to the Expiration Time and not validly withdrawn, based on information provided by the information agent and exchange agent to Seagate.

In accordance with the terms of the Exchange Offers and Consent Solicitations, Seagate accepted for exchange all Old Notes validly tendered and not validly withdrawn. The Exchange Offers and the Consent Solicitations are expected to be settled on June 30, 2025 (the “Settlement Date”).

Following certain previously announced amendments to the terms of the Exchange Offers made in connection with the Early Participation Deadline, Eligible Holders who validly tendered their Old Notes prior to the Expiration Time will receive the total consideration set forth in the table on the cover page of the Offering Memorandum and Consent Solicitation Statement (as defined herein) (the “Total Consideration”), which consists of $1,000 principal amount of

New Notes and a cash amount of $1.25, in exchange for each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn. In the event that any tenders of 9.625% Senior Notes due 2032 (the “9.625% Notes”) are tendered in an amount that is not in an integral of $1,000 principal amount of such 9.625% Notes, any amounts of such series not in an integral of $1,000 principal amount that were validly tendered and accepted for exchange (the “Odd Lot Notes”) will be entitled to be paid 1/1000th of the Total Consideration per each $1.00 of Odd Lot Notes.

As of the Early Participation Deadline, SDST has received the requisite number of consents to adopt the Proposed Amendments with respect to all Old Notes. Accordingly, Seagate HDD entered into a supplemental indenture to each of the Existing Indentures to give effect to the Proposed Amendments. Each such supplemental indenture will become operative on the Settlement Date upon the exchange of all Old Notes of the subject series validly tendered pursuant to the applicable Exchange Offer. The Proposed Amendments will be binding on all holders of such series of Old Notes who did not validly tender their Old Notes in such Exchange Offer.

Available Documents and Other Details

Documents relating to the Exchange Offers and the Consent Solicitations were only distributed to holders of Old Notes who completed and returned an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A or not a “U.S. person” as defined in Rule 902 in compliance with Regulation S under the Securities Act and, if in Singapore, a separate eligibility form confirming that they are an “accredited investor” as defined in Section 4A of the Securities and Futures Act 2001 of Singapore, as modified or amended from time to time (the “SFA”) or an “institutional investor” as defined in Section 4A of the SFA, in each case pursuant to and in accordance with the requirements of the SFA.

The complete terms and conditions of the Exchange Offers are set forth in the confidential Offering Memorandum and Consent Solicitation Statement, dated May 28, 2025, as supplemented by Supplement No. 1, dated June 5, 2025 (the “Offering Memorandum and Consent Solicitation Statement”). This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offers were only made pursuant to the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers were not made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum and Consent Solicitation Statement.

The Exchange Offers and the issuance of the New Notes have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

The Exchange Offers were made, and the New Notes were offered and will be issued, only (i) to holders of Old Notes that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, or (ii) outside the United States, to holders of Old Notes other than “U.S. persons”, as defined in Rule 902 under the Securities Act, in an offshore transaction in compliance with Regulation S under the Securities Act and that are not acquiring the New Notes for the account or benefit of a U.S. person (a holder satisfying at least one of the foregoing conditions being referred to as an “Eligible Holder”), and, in each case, (w) if resident and/or located in any member state of the European Economic Area (the “EEA”), that they are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended or superseded, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC (as amended or superseded, the “Prospectus Regulation”)), (x) if resident and/or located in the United Kingdom, not a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA (the “U.K. Prospectus Regulation”), (y) if resident and/or located in the United Kingdom, either (i) a person having professional experience in matters relating to investments and falling within the definition of investment professionals as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), (ii) a person falling within Article 43(2) of the Order, or (iii) a person to whom the Offering Memorandum and Consent Solicitation Statement and other documents or materials relating to the New Notes may otherwise lawfully be communicated in accordance with the Order, and (z) if in Singapore, (i) to an institutional investor (as defined in Section 4A of the SFA) pursuant to Section 274 of the SFA, or (ii) to an accredited investor (as defined in Section 4A of the SFA) pursuant to and in accordance with the conditions specified in Section 275 of the SFA, and (where applicable) Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018.

Pursuant to the registration rights agreement, the SDST and the Guarantors are required to consummate an offer to exchange the New Notes for a new issue of notes registered under the Securities Act to be declared effective no later than 451 days after the date the New Notes are issued, unless the New Notes are then freely transferable.

About Seagate

Seagate Technology is a leading innovator of mass-capacity data storage. We create breakthrough technology so you can confidently store your data and easily unlock its value. Founded over 45 years ago, Seagate has shipped over four billion terabytes of data capacity and offers a full portfolio of storage devices, systems, and services from edge to cloud.

© 2025 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the terms and conditions of, and completion of, the Exchange Offers and the Consent Solicitations, each as described above. The Company cannot assure that the offering will be consummated, nor can it guarantee the size or terms of the offering. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could,” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on information available to the Company as of the date of this press release and are subject to known and unknown risks and uncertainties that could cause the Company’s actual results, performance or events to differ materially from historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q or Form 10-K filed with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.